UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

AUGUST 6, 2008
Date of Report (Date of earliest event reported)

DIONEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-11250	94-2647429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1228 Titan Way,
Sunnyvale, CA 94088
(Address of principal executive offices, including zip code)

(408) 737-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01.  Financial Statements and Exhibits.

SIGNATURE
EXHIBIT 99.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, Dionex Corporation, (the "Company"), pursuant to resolutions of its Board of Directors, adopted Amended and Restated Bylaws (the “Bylaws”) intended to clarify the advance notice provisions, provide more flexibility in the Company’s indemnification obligations and to make corporate governance and administrative matters more convenient and efficient. The Bylaws became effective immediately upon adoption of such resolutions. A copy of the Bylaws is filed herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

     (d) Exhibits.

Exhibit No.	Description
99.1	Amended and Restated Bylaws of Dionex Corporation dated August 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIONEX CORPORATION
Dated: August 11, 2008	By: /s/ Craig A. McCollam Craig A. McCollam Sr. Vice President Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Amended and Restated Bylaws.